SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [ ]

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[	] Preliminary Proxy Statement
[	] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[	] Definitive Proxy Statement
[X] Definitive Additional Materials
[	] Soliciting Material Pursuant to Section 240.14a-12

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	Eaton Vance Insured Municipal Bond Fund	Eaton Vance Insured Michigan Municipal Bond Fund
	Eaton Vance Insured Municipal Bond Fund II	Eaton Vance Insured New Jersey Municipal Bond Fund
	Eaton Vance Insured California Municipal Bond Fund	Eaton Vance Insured New York Municipal Bond Fund
	Eaton Vance Insured California Municipal Bond Fund II	Eaton Vance Insured New York Municipal Bond Fund II
	Eaton Vance Insured Massachusetts Municipal Bond Fund	Eaton Vance Insured Ohio Municipal Bond Fund
Eaton Vance Insured Pennsylvania Municipal Bond Fund

(Name of Registrant as Specified in Its Charter)
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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

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Insured Municipal Bond Fund Proxy FAQs QUESTIONS AND ANSWERS Regarding the Recommended Change to each Fund’s 80 Percent Investment Policy

Answers to questions about the proposed change to the Funds’ investment policy should be reviewed along with the enclosed proxy materials.

Q:	Why did I receive a Proxy Statement?
A:	You are being asked to vote on an important matter related to your Fund. The Trustees of your Fund voted to recommend a change to the requirement that the Fund invest at least 80 percent of its assets in obligations that are insured as to payment of principal and interest (the “80% policy”). Fund shareholders are being asked to approve this change at a special meeting scheduled to be held on Friday, January 29, 2010 at 2:00 p.m. Eastern time.

The Trustees of your Fund recommend that you vote FOR the proposal.

Q:	What changes to the Funds’ investment policies are being recommended?
A:	The Trustees of each Fund recommend the modification of each Fund’s investment policies to eliminate the requirement that the Fund invest at least 80 percent of its net assets in insured municipal obligations.

Q:	What are the potential benefits of the proposed changes?
A:	The proposed change is intended to give the Funds additional investment flexibility and improve their ability to pursue investment opportunities. If approved, each Fund would thereafter be required, under normal market conditions, to invest at least 80 percent of net assets in municipal obligations rated A or better by credit rating agencies. Eaton Vance Management (“Eaton Vance”), each Fund’s investment adviser, believes the proposed change is consistent with each Fund’s original purpose of providing investors with a quality municipal bond fund.

Q:	Is my Fund’s investment objective changing?
A:	No, the investment objective will not be changed.

Q:	Who do I call with any questions?
A:	If you need assistance, or have questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, Inc. (“Computershare”), your Fund’s proxy solicitor, toll-free at 866-525- 2664. Please have your proxy materials available when you call.

Q:	Why should I vote?
A:	Your vote is very important. We encourage you to return your vote as soon as possible. If your Fund does not receive enough votes, it will have to spend money on additional mailings and to solicit votes by telephone so that the meeting can take place. In this event, you may receive telephone calls from the proxy solicitor in an attempt to obtain your vote. If you vote promptly, you likely will not receive such calls.

Q:	How do I vote my shares?
A:	You can vote your shares by completing and signing the enclosed proxy card, then mailing it in the postage-paid envelope provided. Alternatively, you can vote by telephone by calling the toll-free number on your proxy card or by computer by going to the internet address provided on your proxy card, and following the instructions given, using your proxy card as a guide.

Q:	Will Eaton Vance contact shareholders?
A:	Eaton Vance or its agents may contact shareholders directly. Computershare is the proxy solicitor and may call you, the shareholder, to verify that you have received proxy materials, to answer any questions that you may have and to offer to record your vote by telephone. If you vote promptly, you likely will not receive such calls.

Download the transcript of Tom Faust's discussion of the shareholder proxy vote.

The Importance of Voting Your Proxy

Hello. I’m Tom Faust, Chairman and CEO of Eaton Vance and Trustee of the Eaton Vance family of funds.

I’d like to talk briefly about the importance of voting the fund shareholder proxy materials you receive.

These votes cover important matters about the operation of the fund. As a shareholder, you have the right to be heard.

Even when you don’t have a strong view on a particular matter, your vote is still important.

If sufficient shareholders to constitute a quorum don’t vote, then we must actively solicit additional votes through follow-up mailings and phone calls to shareholders who have not responded.

The cost of a lengthy proxy solicitation can be substantial, and is typically an expense of the fund.

So ultimately it is you, the shareholder, who pays for it.

That’s why it’s so important to vote, and to vote early.

Voting is easy. You can cast your vote on our Web site at eatonvance.com, you can vote by mail, or you can call in your vote. All of the information you need can be found in the proxy mailing you receive.

So please – if you have not already done so– take the time to carefully review your fund’s proxy materials, and cast your vote today.

You’ll be glad you did.

Thank you.